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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               December 28, 2001


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of December 1, 2001, providing for the issuance of
         Structured Asset Securities Corporation Mortgage Pass-Through
                         Certificates, Series 2001-21A)

                    Structured Asset Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



              Delaware              333-63602            74-2440850
------------------------------    --------------     -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      Of Incorporation)           File Number)         Identification No.)


           101 Hudson Street
        Jersey City, New Jersey                     07320
        -----------------------                   ------------
    (Address of Principal Executive              (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 526-7000


            ---------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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         Item 5.  Other Events

         The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-63602) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $631,893,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class B1, Class B2, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-21A on December 28, 2001. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated November 26, 2001, as supplemented by the prospectus supplement, dated December 19, 2001 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates were issued pursuant to a trust agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of December 1, 2001, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer and Wells Fargo Bank Minnesota, N.A., as trustee (the "Trustee"). The "Certificates" consist of the following classes:
Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $641,518,639.42 as of December 1, 2001. A substantial amount of the Mortgage Loans are serviced pursuant to a Servicing Agreement, attached hereto as Exhibit 10.1, dated as of December 1, 2001, among Lehman Capital, A Division of Lehman Brothers Holdings Inc. ("Lehman Capital"), as Seller, Lehman Brothers Bank, FSB ("Lehman Bank"), Aurora Loan Services Inc., as Master Servicer, and Aurora Loan Services Inc., as Servicer, a Reconstituted Servicing Agreement, attached hereto as Exhibit 10.2, dated as of December 1, 2001 between Lehman Bank and Cendant Mortgage Corporation ("Cendant") and a Reconstituted Servicing Agreement, attached hereto as Exhibit 10.3, dated as of December 1, 2001 between Lehman Bank and Cendant. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.



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         Item 7.  Financial Statements; Pro Forma Financial
                  Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:


         1.1 Terms Agreement, dated December 19, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of December 1, 2001, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee.

         10.1 Servicing Agreement, dated as of December 1, 2001, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.

         10.2 Reconstituted Servicing Agreement, dated December 1, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation, as Servicer.

         10.3 Reconstituted Servicing Agreement, dated December 1, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation, as Servicer.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2001, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  STRUCTURED ASSET SECURITIES CORPORATION


                                  By:  /s/ Ellen V. Kiernan
                                      ------------------------------------
                                       Name:  Ellen V. Kiernan
                                       Title: Vice President


Dated:  December 28, 2001



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                                  EXHIBIT INDEX



Exhibit No.             Description                                    Page No.
-----------             -----------                                    --------


     1.1 Terms Agreement, dated December 19, 2001, between Structured Asset Securities Corporation, as Depositor, and Lehman
           Brothers Inc., as the Underwriter.

     4.1   Trust Agreement, dated as of December 1, 2001, among
           Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, N.A., as Trustee.

     10.1 Servicing Agreement, dated as of December 1, 2001, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.

     10.2 Reconstituted Servicing Agreement, dated December 1, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation, as Servicer.

     10.3 Reconstituted Servicing Agreement, dated December 1, 2001, between Lehman Brothers Bank, FSB and Cendant Mortgage
           Corporation, as Servicer.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2001, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Mortgage Loan Sale and Assignment Agreement, dated as of December 1, 2001, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.